EXHIBIT 10.12

IRREVOCABLE PROXY

The undersigned, being the legal and beneficial holder of shares of 11,233,200 shares of common stock and 91,666 shares of Series A Convertible Preferred Stock of Monarch America, Inc., a Nevada corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Eric Hagen and John Hunt, acting together, the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the fullest extent of the undersigned’s rights with respect to all the shares of the Company owned of record and beneficially by the undersigned, and any and all other interests or securities issued or issuable in respect thereof on or after the date hereof or which the undersigned may acquire after the date hereof, including without limitation, the shares of common stock of the Company issuable upon conversion of the Series A Convertible Preferred Stock (collectively, the “Shares”).  Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

This proxy is irrevocable and coupled with an interest. This proxy shall remain in full force and effect for 7 years after the date hereof.

The attorney and proxy named above shall be empowered at any time to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned in his own discretion at every annual or special meeting of the shareholders of the Company and at every continuation or adjournment thereof, and on every action or approval by written consent of the shareholders of the Company in lieu of any such meeting.

This proxy shall be binding upon the heirs, estates, executors, personal representatives, successors and assigns of the undersigned. If any provision of this proxy or any part of any such provision is held under any circumstance to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Upon any such determination, the undersigned agrees with the attorney and proxy named above to negotiate in good faith to modify this proxy so as to effect the original intent of the parties.

Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

IN WITNESS WHEREOF, the undersigned has executed this irrevocable proxy as of the 13th day of January, 2015.

/s/ Steve Brandt
Steve Brandt